UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

VR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	52-2130901 (IRS Employer Identification No.)
1615 Chester Road, Chester, Maryland (principal executive offices)	21619 (Zip Code)

(443) 519-0129
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On August 10, 2012, we filed with the Securities and Exchange Commission our Current Report on Form 8-K announcing a change in our independent auditor, GBH CPAs, PC (“GBH CPAs, PC”).  At the time we filed our Current Report, we did not have a letter from GBH CPAs, PC addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  This Amendment No. 1 to our Form 8-K filed on August 10, 2012, is being filed to include the letter from GBH CPAs, PC required by the rules of the Commission.

The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K filed on August 10, 2012, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed August 10, 2012, relating to Changes in Registrant’s Certifying Accountant.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01

Changes in Registrant’s Certifying Accountant.

On August 9, 2012, the registrant dismissed its independent auditor, GBH CPAs, PC (“GBH CPAs, PC”).

GBH CPAs, PC’s reports on the registrant’s financial statements for the year ended September 30, 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that GBH CPAs, PC’s reports on the registrant’s Form 10-K for the year ended September 30, 2011, raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss GBH CPAs, PC was recommended by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through August 9, 2012, there have not been any disagreements between the registrant and GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH CPAs, PC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

The registrant has provided GBH CPAs, PC with a copy of the disclosures it is making in this Current Report, which GBH CPAs, PC has received no later than the day that the disclosures are filed with the Commission.  The registrant requested that GBH CPAs, PC furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Attached to this Current Report is the letter of GBH CPAs, PC called for by the Commission’s rules.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
16.0*	Letter From Predecessor Independent Registered Public Accounting Firm, dated August 10, 2012.

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*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2012.	VR HOLDINGS, INC.

By /s/ John E. Baker
John E. Baker, Chief Executive Officer

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